                                                                    EXHIBIT 10.2


                                REDENVELOPE, INC.

                   SERIES F PREFERRED STOCK PURCHASE AGREEMENT

                                 APRIL 17, 2002

                                REDENVELOPE, INC.

                   SERIES F PREFERRED STOCK PURCHASE AGREEMENT

         This Series F Preferred Stock Purchase Agreement (the "Agreement") is made as of April 17, 2002 by and between RedEnvelope, Inc., a Delaware corporation (the "Company"), and the investors listed on Exhibit A attached hereto (the "Purchasers").

         The parties hereby agree as follows:

         1.       PURCHASE AND SALE OF STOCK.

                  1.1      SALE AND ISSUANCE OF SERIES F PREFERRED STOCK.

                           (a)      The Company shall adopt and file with the
Secretary of State of the State of Delaware on or before the Closing (as defined below) the Seventh Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit B (the "Certificate").

                           (b)      Subject to the terms and conditions of this
Agreement, each Purchaser agrees, severally but not jointly, to purchase at the Closing and the Company agrees to sell and issue to the Purchasers at the Closing that number of shares of Series F Preferred Stock, set forth opposite each such Purchaser's name on Exhibit A attached hereto at a purchase price of $0.63808 per share (as such price may be adjusted pursuant to Section 6.18 below). The shares of Series F Preferred Stock issued to each Purchaser pursuant to this Agreement and the Common Stock issuable upon conversion of the Series F Preferred Stock shall be hereinafter referred to as the "Shares."

                  1.2      CLOSING; DELIVERY.

                           (a)      CLOSING DATE. The initial closing of the
purchase and sale of the Shares shall take place at the offices of Venture Law Group, a Professional Corporation in Menlo Park, California, at 10:00 a.m., on April 17, 2002 or at such other time and place as the Company and the Purchasers mutually agree upon, orally or in writing (which time and place are designated as the "Initial Closing"). The date of such Closing shall be referred to herein as the "Closing Date."

                           (b)      At the Closing, the Company shall deliver to
the Purchasers a certificate or certificates representing the Shares being purchased thereby against payment of the purchase price therefor by check, wire transfer to the Company's bank account, promissory note, cancellation of indebtedness or any combination of the foregoing.

                           (c)      Subsequent Issuance of Series F Preferred
Stock. The Company may issue up to 2,139,177 additional shares of Series F Preferred Stock to such purchasers as it shall select (each, an "Additional Purchaser"), provided the agreement for issuance is executed not later than ninety (90) days following the date of the Initial Closing. Any such Additional Purchaser shall become a party to this Agreement, that certain Amended and Restated Investors' Rights Agreement of even date herewith, by and among the Company, the Purchasers and the other parties thereto, the form of which is attached hereto as Exhibit C (the "Investors' Rights Agreement"), that certain Amended and Restated Right of First Refusal and Co-Sale Agreement of even date herewith, by and among the Company, the Purchasers and the other parties thereto, the form of which is attached as Exhibit D (the "Co-Sale Agreement") and that certain Amended and Restated Voting Agreement of even date herewith, by and among the Company, the Purchasers and the other parties thereto, the form of which is attached hereto as Exhibit E (the "Voting Agreement" and together with the Investors' Rights Agreement and the Co-Sale Agreement, the "Related Agreements"), and shall have the rights and obligations hereunder and thereunder, by executing and delivering to the Company an additional counterpart signature page to this Agreement and the Related Agreements. Any Additional Purchaser so acquiring shares of Series F Preferred Stock shall be considered a "Purchaser" for purposes of this Agreement and any Series F Preferred Stock so acquired by such Additional Purchaser shall be considered "Shares" for purposes of this Agreement. In the event there is more than one closing, the term "Closing" shall apply to each such closing unless otherwise specified.

         2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents, warrants and covenants to each Purchaser that, except as set forth on a Schedule of Exceptions made available to the Purchasers, which exceptions shall be deemed to be representations and warranties as if made hereunder:

                  2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority and legal right to own and operate its assets and to carry on its business as now conducted and as proposed to be conducted, and to execute and deliver this Agreement and all of the other agreements and instruments to be executed and delivered by the Company, and to consummate the transactions contemplated hereby and thereby. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would reasonably be expected to have a material adverse effect on its business or properties. True and accurate copies of the Certificate and the Company's Bylaws, each as amended and in effect at the Closing, have been delivered to the special counsel of Moussenvelope, L.L.C. designated in Section
6.17 below.

                  2.2 CAPITALIZATION. The authorized capital of the Company consists, or will consist, immediately prior to the Closing, of:

                           (a)      62,569,576 shares of Preferred Stock, $0.001
par value per share, of which (i) 7,694,809 shares have been designated Series A Preferred Stock, 7,337,634 of which will be issued and outstanding immediately prior to the Initial Closing, (ii) 4,510,000 shares have been designated Series B Preferred Stock, all of which will be issued and outstanding immediately prior to the Initial Closing, (iii) 6,491,498 shares have been designated Series C Preferred Stock, all of which will be issued and outstanding immediately prior to the Initial Closing, (iv) 2,278,996 shares have been designated Series D Preferred Stock, all of which will be issued and outstanding immediately prior to the Initial Closing, (v) 17,636,249 shares have been designated Series E Preferred Stock, 17,291,788 of which will be outstanding immediately prior to the Initial Closing, and (vi) 23,958,024 shares have been designated Series F Preferred Stock, none of which will be issued and outstanding immediately prior to the Initial Closing. The rights, privileges and preferences of the Preferred Stock are as stated in the Certificate. Immediately prior to the Initial

Closing all of the outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock will be duly authorized, fully paid and nonassessable and issued in compliance with all applicable federal and state securities laws.

                           (b)      110,000,000 shares of Common Stock, $0.001
par value per share, 3,610,145 shares of which are issued and outstanding. All of the outstanding shares of Common Stock have been duly authorized, fully paid and are nonassessable and issued in compliance with all applicable federal and state securities laws. The Company has reserved 62,475,115 shares of Common Stock for issuance upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock.

                           (c)      The Company has reserved 17,115,632 shares
of Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its 1999 Stock Plan duly adopted by the Board of Directors and approved by the Company stockholders (the "Stock Plan"). Of such reserved shares of Common Stock, options to purchase 4,659,159 shares have been granted and are currently outstanding, 4,259,921 shares of Common Stock have been issued upon exercise of options, and 8,196,552 shares of Common Stock remain available for issuance to officers, directors, employees and consultants pursuant to the Stock Plan.

                           (d)      Except as set forth above and as set forth
in the Investors' Rights Agreement, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock.

                           (e)      No stock plan, stock purchase, stock option,
or other agreement or understanding between the Company and any holder of any equity securities of the Company or rights to purchase equity securities of the Company provides for acceleration or other changes in the vesting provisions or other terms of such securities, as the result of any merger, sale of stock or assets, change in control or other similar transaction by the Company. Except for the Voting Agreement (as defined in Section 2.4 below), the Company is not a party or subject to any agreement or understanding and, to the best of the Company's knowledge, there is no agreement or understanding between any persons that affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of the Company.

                  2.3 SUBSIDIARIES. The Company does not currently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity and the Company has never had any subsidiaries. The Company is not a participant in any joint venture, partnership or similar arrangement.

                  2.4 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Related Agreements (collectively, the "Agreements"), the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing, and the Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (ii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

                  2.5 VALID ISSUANCE OF SECURITIES. The Series F Preferred Stock that is being issued to the Purchasers hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Agreements, and applicable state and federal securities laws and will have the rights, preferences, and privileges described in the Certificate. Based in part upon the representations of the Purchasers in this Agreement and subject to the provisions of Section 2.6 below, the Series F Preferred Stock issued to each Purchaser pursuant to this Agreement will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Series F Preferred Stock has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Certificate shall be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Agreements, and applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.

                  2.6 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, and any other state securities laws.

                  2.7 LITIGATION. There is no action, suit, proceeding or investigation pending or, to the best of the Company's knowledge, currently threatened against the Company that questions the validity of the Agreements or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition or affairs of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or, to the best of the Company's knowledge, threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

                  2.8 PATENTS AND TRADEMARKS. Set forth on the Schedule of Patents and Trademarks is a true and complete list of all patents, patent applications, trademarks, service marks, trademark and service mark applications and registered copyrights presently owned or held by the Company. The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for its business as now conducted and, as proposed to be conducted, without any conflict with, or infringement of, the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as currently conducted and as proposed would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interest of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution or delivery of the Agreements, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company.

                  2.9      COMPLIANCE WITH OTHER INSTRUMENTS.

                           (a)      The Company is not in violation or default
of any provisions of its Certificate or Bylaws, each as amended and in effect on and as of the Closing, or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to the best of its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of the Agreements and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

                           (b)      To the best of its knowledge, after
reasonable investigation, the Company has avoided every condition, and has not performed any act, the occurrence of which would result in the Company's loss of any right granted under any license, distribution or other agreement.

                  2.10 AGREEMENTS; ACTION. Except as explicitly contemplated by the Agreements:

                           (a)      There are no written or oral agreements,
understandings or proposed transactions between the Company and any of its officers, directors, employees, consultants, affiliates, or any affiliate thereof.

                           (b)      There are no written or oral agreements,
understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $25,000, (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company, (iii) the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other person or that restrict or affect the Company's exclusive right to develop, manufacture, assemble, license, distribute, market or sell its products, or (iv) indemnification by the Company with respect to infringements of proprietary rights.

                           (c)      The Company has not (i) declared or paid any
dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $25,000 or in excess of $100,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel or other standard business expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

                           (d)      To its knowledge, the Company is not a party
to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Certificate or Bylaws, that materially adversely affects its business as now conducted or as proposed to be conducted, its properties or its financial condition.

                  2.11 DISCLOSURE. The Company has fully provided each Purchaser with all the information which such Purchaser has requested for deciding whether to acquire the Shares and all information which the Company believes is reasonably necessary to enable such Purchaser to make such a decision. Assuming the accuracy of the Purchasers' representations regarding their sophistication with respect to investments in companies similar to the Company, neither the Agreements (including any representation or warranty therein) and the exhibits attached hereto, nor any written statement or certificate made, delivered or furnished or to be furnished to each Purchaser or their attorneys or agents in connection with the purchase of the Shares contains any untrue statement of a material fact or, when taken as a whole, omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

                  2.12 NO CONFLICT OF INTEREST. The Company is not indebted, directly or indirectly, to any of its employees, officers or directors or to their respective spouses or children, in any amount whatsoever, other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. To the Company's knowledge, none of the Company's employees, officers or directors, or any members of their immediate families, are, directly or indirectly, indebted to the Company or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company except that employees, officers, directors and/or stockholders of the Company may own stock in (but not exceeding two percent of the outstanding capital stock of) any publicly traded companies that may compete with the Company. To the Company's knowledge, none of the Company's employees, officers or directors or any members of their immediate families are, directly or indirectly, interested in any material contract with the Company.

                  2.13 RIGHTS OF REGISTRATION. Except as contemplated in the Investors' Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

                  2.14 PRIVATE PLACEMENT. Subject in part to the truth and accuracy of the Purchaser's representations set forth in this Agreement, the offer, sale and issuance of the Shares, as contemplated by this Agreement, is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

                  2.15 TITLE TO PROPERTY AND ASSETS. The Company has good and marketable title to all property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a good and valid leasehold interest free of any liens, claims or encumbrances. The Company's properties and assets are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used, reasonable wear and tear excepted. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

                  2.16 FINANCIAL STATEMENTS. The Company has delivered or made available to each Purchaser an unaudited balance sheet dated February 24, 2002, an unaudited statement of cash flows for the period ended February 24, 2002, and an unaudited income statement for the period ended February 24, 2002, (the "Financial Statements"). The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles. The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the period indicated and with each other, except that the Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end adjustments. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to February 24, 2002, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial

Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

                  2.17 NO CHANGES. Since February 24, 2002, there has not been:

                           (a)      any change in the assets, liabilities,
financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not had, in the aggregate, a materially adverse effect on such assets, liabilities, financial condition or operations of the Company;

                           (b)      any damage, destruction or loss, whether or
not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

                           (c)      any waiver by the Company of a valuable
right or of a material debt owed to it;

                           (d)      any satisfaction or discharge of any lien,
claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

                           (e)      any material change to a material contract
or arrangement by which the Company or any of its assets or properties is bound or subject;

                           (f)      any material change in any compensation
arrangement or agreement with any employee, officer, director or consultant;

                           (g)      any sale, assignment or transfer of any
patents, trademarks, copyrights, trade secrets, or other intangible assets;

                           (h)      any resignation or termination of employment
of any key officer of the Company; and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer;

                           (i)      any mortgage, pledge, transfer of a security
interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

                           (j)      any loans or guarantees made by the Company
to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

                           (k)      any declaration, setting aside or payment or
other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company other than the repurchase of unvested stock at cost from employees or consultants in connection with the termination of their employment or consulting relationship with the Company;

                           (l)      to the best of the Company's knowledge, any
other event or condition of any character that reasonably could be expected to materially and adversely affect the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted); or

                           (m)      any agreement or commitment by the Company
to do any of the things described in this Section 2.17.

                  2.18 EMPLOYEE BENEFIT PLANS. The Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

                  2.19 TAX RETURNS AND PAYMENTS. The Company has timely filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has timely paid all taxes owed by it or which it is obligated to withhold from amounts owing to an employee, creditor or third party and other assessments due. The Company has not been advised (a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof or (b) of any deficiency in assessment or proposed judgment to its federal, state or other taxes. The Company is not aware of any tax liability to be imposed upon its properties or assets as of the date of this Agreement that would have a material adverse effect upon the Company's business.

                  2.20 INSURANCE. The Company has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

                  2.21 LABOR AGREEMENTS AND ACTIONS. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, after diligent inquiry, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company, after diligent inquiry, threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The Company is not aware, after diligent inquiry, that any officer or key employee, or any group of employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, or key employee or any group of employees. The employment of each officer and employee of the Company is terminable at the will of the Company. To its knowledge, the Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment.

                  2.22 EMPLOYEES; EMPLOYEE COMPENSATION. Each former and current employee, consultant and officer of the Company, has executed an agreement with the Company regarding confidentiality and proprietary information substantially in the form or forms delivered to the counsel for Moussenvelope, L.L.C. Except as set forth in the Schedule of Exceptions, no former or current employee, officer or consultant of the Company has excluded works or inventions made prior to his or her employment with the Company from his or her assignment of inventions pursuant to such employee, officer or consultant's Confidential or Proprietary Information and Inventions Agreement. The Company, after reasonable investigation, is not aware that any of its former or CURRENT employees or consultants is in violation thereof, and the Company will use its best efforts to prevent any such violation. All former or current consultants to or vendors of the Company, with access to confidential information of the Company are parties to a written agreement substantially in the form or forms provided to counsel for the Purchasers under which, among other things, each such consultant or vendor is obligated to maintain the confidentiality of confidential information of the Company. The Company, after reasonable investigation, is not aware that any of its former or current consultants or vendors are in violation thereof, and the Company will use its best efforts to prevent any such violation. The Company is not a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation agreement or arrangement with any collective bargaining agent. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interest of the Company or that would conflict with the Company's business. Neither the execution or delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated.

                  2.23 PERMITS. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company and believes that it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

                  2.24 CORPORATE DOCUMENTS. The minute books of the Company contain minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of incorporation and reflect all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes accurately in all material respects.

                  2.25 REAL PROPERTY HOLDING CORPORATION. The Company is not a United States real property holding corporation within the meaning of Internal Revenue Code Section 897(c)(2) and any regulations promulgated thereunder.

                  2.26 ENVIRONMENTAL AND SAFETY LAWS. To the best of its knowledge, the Company is not in violation of any applicable statute, law, ordinance or regulation relating to the environment or occupational health and safety, and, to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

                  2.27 STOCKHOLDER AGREEMENTS. Except as contemplated by the Agreements, there are no agreements between the Company and any of the Company's stockholders, or to the best knowledge of the Company, among any of the Company's stockholders, which in any way affect any stockholder's ability or right to freely transfer or vote such shares (except restrictions designed to provide compliance with securities laws).

                  2.28 BROKERS OR FINDERS. The Company has not agreed to incur, directly or indirectly, any liability for brokerage or finders' fees, agents' commissions or other similar charges in connection with this Agreement or any of the transactions contemplated hereby. The Company shall pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, reasonable attorney's fees and out-of-pocket expenses) arising in connection with any such claim.

                  2.29 COMPLIANCE WITH LAWS. The Company, to the best of its knowledge, has complied and continues to be in compliance in all material respects with all Federal and state laws, ordinances, rules, regulations and orders applicable to the conduct of its business or the ownership of its properties, other than any non-compliance that would not materially and adversely affect the business assets, liabilities, financial condition, operations or prospects of the Company and its business.

         3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser, severally and not jointly, hereby represents and warrants to the Company as of the Closing Date that:

                  3.1 AUTHORIZATION. The Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of such Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies, or (b) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

                  3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with the Purchaser in reliance upon such Purchaser's representation to the Company, which by such Purchaser's execution of this Agreement, such Purchaser hereby confirms, that the Shares to be acquired by such Purchaser will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Purchaser further represents that such Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares. Such Purchaser represents that it has full power and authority to enter into this Agreement.

                  3.3 DISCLOSURE OF INFORMATION. Such Purchaser has had an opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company's management. Such Purchaser understands that such discussions, as well as the written information issued by the Company, were intended to describe the aspects of the Company's business which the Company believes to be material. The foregoing does not limit or modify in any way the representations and warranties of the Company contained in Section 2 of this Agreement or the right of such Purchaser to rely thereon.

                  3.4 RESTRICTED SECURITIES. Such Purchaser understands that the Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed herein. Such Purchaser understands that the Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Shares may be resold without registration under the Securities Act only in certain limited circumstances. Such Purchaser acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Such Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than a specified number of years after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

                  3.5 NO PUBLIC MARKET. Such Purchaser understands that no public market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Shares.

                  3.6 INVESTMENT EXPERIENCE. Such Purchaser has experience with respect to investments in early-stage companies and understands the high degree of risk associated with such investments, such Purchaser acknowledges that it is able to fend for itself, can bear the economic risk of its investment (including the loss of a portion or all of the money to be invested), and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

                  3.7 LEGENDS. Such Purchaser understands that the Shares, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

                           (a)      "THE SHARES REPRESENTED BY THIS CERTIFICATE
HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

                           (b)      Any legend required by the blue sky laws of
any state or other jurisdiction to the extent such laws are applicable to the shares represented by the certificate so legended.

                  3.8 ACCREDITED INVESTOR. Such Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act, which definition is attached hereto as Exhibit G.

                  3.9 FOREIGN INVESTORS. If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Stock or any use of this Agreement, including
(i) the legal requirements within its jurisdiction for the purchase of the Stock, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Stock. Such Purchaser's subscription and payment for and continued beneficial ownership of the Stock, will not violate any applicable securities or other laws of the Purchaser's jurisdiction.

         4. CONDITIONS OF THE PURCHASERS' OBLIGATIONS AT CLOSING. The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

                  4.1 NO INJUNCTION, ETC. No preliminary or permanent injunction or other binding order, decree or ruling issued by a court or governmental agency shall be in effect which shall have the effect or preventing the consummation of the transactions contemplated by this Agreement.

                  4.2 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Initial Closing with the same effect as though such representations and warranties had been made on and as of the date of the Initial Closing.

                  4.3 PERFORMANCE. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

                  4.4 COMPLIANCE CERTIFICATE. The President of the Company shall deliver to each Purchaser at the Closing a certificate certifying that the conditions specified in Sections 4.1, 4.2 and 4.3 have been fulfilled.

                  4.5 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

                  4.6 OPINION OF COMPANY COUNSEL. The Purchasers shall have received from Venture Law Group, counsel for the Company, an opinion, dated as of the Closing, in form and substance reasonably satisfactory to counsel to the Purchasers.

                  4.7 BOARD OF DIRECTORS. The Bylaws of the Company shall provide for a board of up to eight (8) directors. Immediately following the Closing, the Board shall be comprised of Michael Dunn, Hilary Billings, Pat Connolly, Jacqueline Macdonald, Alison May, Michael Moritz and Claire Gruppo.

                  4.8 AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT. The Company, the holders of at least 55% of the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, and the Series E Preferred Stock and the Purchasers shall have executed and delivered the Amended and Restated Investors' Rights Agreement in substantially the form attached hereto as Exhibit C, which shall be in full force and effect as of the Closing.

                  4.9 CERTIFICATE. The Company shall have filed the Certificate with the Secretary of State of Delaware on or prior to the Closing, which shall continue to be in full force and effect as of the Closing.

                  4.10 AMENDED AND RESTATED CO-SALE AGREEMENT. The Company, Scott Galloway, Ian Chaplin, Pete Baltaxe, Hilary Billings, Martin McClanan, Tom Bazzone, the holders of a majority the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting together, shall have executed and delivered the Amended and Restated Co-Sale Agreement in substantially the form attached hereto as Exhibit D which shall be in full force and effect as of the Closing.

                  4.11 AMENDED AND RESTATED VOTING AGREEMENT. The Company and the holders of a majority of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, and the Series E Preferred Stock, voting together, shall have executed and delivered the Amended and Restated Voting Agreement substantially in the form attached hereto as Exhibit E which shall be in full force and effect as of the Closing.

                  4.12 CORPORATE PROCEEDINGS. All corporate and other proceedings required to carry out the transactions shall be reasonably satisfactory in form and substance to the counsel to Moussenvelope, L.L.C., and the Purchasers shall have been furnished with such instruments and documents as such counsel shall have reasonably requested.

                  4.13 SECRETARY CERTIFICATE. The Secretary of the Company shall deliver to Purchasers at the Closing (i) certified copies of the resolutions adopted by the Company's board of directors and stockholders authorizing the execution, delivery and performance of the transactions contemplated by this Agreement (ii) a certified copy of the Company's bylaws as in effect at the Closing and (iii) a certificate certifying that the Company is in good standing in the state of Delaware and in each jurisdiction where qualification to do business is required.

                  4.14 MINIMUM CLOSING. The Company shall sell and the Purchasers shall purchase at least an aggregate of 21,157,221 Shares at the Initial Closing.

         5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to the Purchasers under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

                  5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchasers contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

                  5.2 PERFORMANCE. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing shall have been performed or complied with in all material respects.

                  5.3 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

                  5.4 CORPORATE PROCEEDINGS. All corporate and other proceedings required to carry out the transactions shall be reasonably satisfactory in form and substance to the counsel to the Company, and the Company shall have been furnished with such instruments and documents as such counsel shall have reasonably requested.

         6.       MISCELLANEOUS.

                  6.1 SURVIVAL OF WARRANTIES. Unless otherwise set forth in this Agreement, the warranties, representations and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

                  6.2 TRANSFER; SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  6.3 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

                  6.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                  6.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  6.6 NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally, or 24 hours after prepaid deposit, by overnight courier or sent by telegram or fax after confirmation of receipt of such transmission, or as of 5 business days after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth below or on Exhibit A hereto, or as subsequently modified by written notice, if such notice is sent to the Company, with a copy to Keith A. Miller, Venture Law Group, 2775 Sand Hill Road, Menlo Park, California 94025.

                  6.7 FINDER'S FEE. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Purchasers from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

                  6.8 ATTORNEY'S FEES. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  6.9 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or waived with the written consent of the Company and the holders of at least a majority of the

Common Stock issued or issuable upon conversion of the Shares. Any amendment or waiver effected in accordance with this Section 6.9 shall be binding upon the Purchasers and each transferee of the Shares (or the Common Stock issuable upon conversion thereof), each future holder of all such securities, and the Company.

                  6.10 SEVERABILITY. Any provision of this Agreement which is held to be invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If any provision is held to be invalid or unenforceable, such provision shall be construed by the appropriate judicial body by limiting or reducing it to the minimum extent necessary to make it legally enforceable.

                  6.11 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any holder of any of the Shares, upon any breach or default of the Company under the Agreements, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default before or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under the Agreements, or any waiver on the part of any holder of any provisions or conditions of the Agreements, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under the Agreements or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

                  6.12 ENTIRE AGREEMENT. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

                  6.13 CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

                  6.14 CONFIDENTIALITY. Each party hereto agrees that, except with the prior written permission of the other party, and except as required by law, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of its obligations hereunder or the ownership of Shares purchased hereunder. The provisions of this Section 6.14 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated hereby.

                  6.15 EXCULPATION OF PURCHASERS. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company.

                  6.16 WAIVER OF CONFLICTS. Each party to this Agreement acknowledges that Venture Law Group, counsel for the Company, has in the past performed and may continue to perform legal services for certain of the Purchasers in matters unrelated to the transactions described in this Agreement, including the representation of such Purchasers in venture capital financings and other matters. Accordingly, each party to this Agreement hereby (a) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; and (b) gives its informed consent to Venture Law Group's representation of certain of the Purchasers in such unrelated matters and to Venture Law Group's representation of the Company in connection with this Agreement and the transactions contemplated hereby.

                  6.17 FEES AND EXPENSES. The Company shall at the Closing, pay the reasonable fees and expenses of Willkie, Farr & Gallagher, counsel to Moussenvelope, L.L.C., incurred with respect to this Agreement, the documents referred to herein and the transactions contemplated hereby and thereby, up to $25,000.

                  6.18 PURCHASE PRICE ADJUSTMENTS. The parties hereto acknowledge that the price per share of the Series F Preferred Stock was calculated based on a pre-financing valuation of $42,000,000 divided by the total shares of Company capital stock, on a fully-diluted, as-converted-to-Common Stock basis (including authorized, but unallocated shares of stock available for issuance under the Company's Employee Stock Option Plan) immediately prior to the Initial Closing, including additional shares of Common Stock that will become issuable to the holders of Series C, Series D and Series E Preferred Stock as a result of the issuance of the Shares by operation of the antidilution provisions of Article IV, Section 4(d)(i) of the Certificate. The parties further acknowledge that the price was calculated assuming 23,508,024 shares of Series F Preferred Stock would be sold in the Financing. As less than 23,508,024 shares of Series F Preferred Stock is to be sold in the Initial Closing, in the event that, after any and all Subsequent Closings hereunder, the aggregate amount of Series F Preferred Stock sold by the Company is less than 23,508,024 shares, the parties acknowledge and agree that the Company may thereafter (a) re-calculate the purchase price for the Series F Preferred Stock based on the number of shares of Series F Preferred Stock actually sold in the Financing, which shall be effected by adjusting upward the Conversion Price for the Series F Preferred Stock (as set forth in the Certificate) to such new price and (b) amend the Restated Certificate to reflect such adjustment.

                            [SIGNATURE PAGES FOLLOW]

         The parties have executed this Series F Preferred Stock Purchase Agreement as of the date first written above.

                                           COMPANY:

                                           REDENVELOPE, INC.

                                           By: /s/ Alison May
                                               _________________________________

                                           Name: Alison May
                                                _______________________________

                                           Title: President and CEO
                                                 _______________________________

          SIGNATURE PAGE TO SERIES F PREFERRED STOCK PURCHASE AGREEMENT

                                         PURCHASER:

                                         MOUSSENVELOPE, L.L.C.

                                        By: Moussescapade, L.P., Managing Member

                                        By: Moussescribe, its General Partner

                                        By: /s/ Charles Heilbronn
                                             ___________________________________
                                             Charles Heilbronn
                                             President

                                        Address: c/o Mousse Partners Limited
                                                  9 West 57th Street
                                                  New York, New York 10019


                                        WESTON PRESIDIO CAPITAL III, L.P.

                                        By: /s/ James B. McElwee
                                             ___________________________________

                                        Name: James B. McElwee
                                             ___________________________________

                                        Title: General Partner
                                             ___________________________________

                                        Address: 2420 Sand Hill Road
                                                 Suite 206
                                                 Menlo Park, CA 94025



                                        WPC ENTREPRENEUR FUND, L.P.

                                        By: /s/ James B. McElwee
                                             ___________________________________

                                        Name: James B. McElwee
                                             ___________________________________

                                        Title: General Partner
                                             ___________________________________

                                        Address: 2420 Sand Hill Road
                                                 Suite 206
                                                 Menlo Park, CA 94025



                   SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                               PURCHASE AGREEMENT

                                       SEQUOIA CAPITAL IX
                                       SEQUOIA CAPITAL ENTREPRENEURS FUND
                                       SEQUOIA CAPITA IX PRINCIPALS FUND

                                       By: SC IX Management, LLC
                                           A Delaware Limited Liability Company
                                           General Partner of Each


                                       By: [Illegible]
                                           -------------------------------------
                                           Managing Member



                                       Address:




                                       SEQUOIA CAPITAL FRANCHISE FUND
                                       SEQUOIA CAPITAL FRANCHISE PARTNERS

                                       By: SCOFF Management, LLC
                                           A Delaware Limited Liability Company
                                           General Partner of Each

                                       By: [Illegible]
                                           -------------------------------------
                                           Managing Member



                                       Address:




                                       ATRIUM VENTURE PARTNERS, L.P.
                                       BY ATRIUM VENTURE LLC, GENERAL PARTNER

                                       By: /s/ Jonathan E. Rattner
                                           -------------------------------------

                                       Name: Jonathan E. Rattner
                                             -----------------------------------

                                       Title: Chief Operating Officer
                                              ----------------------------------


                                       Address: 3000 Sand Hill Road, #2-240
                                                Menlo Park, CA 94025



                                       CAMELOT VENTURES LLC

                                       By: /s/ Nicholas Pyatt
                                           -------------------------------------

                                       Name: Nicholas Pyatt
                                             -----------------------------------

                                       Title: CFO
                                              ----------------------------------


                                       Address:



                                       SIPPL MACDONALD VENTURES II, L.P.

                                       By: /s/ Glenn C. Myers
                                           -------------------------------------

                                       Name: Glenn C. Myers
                                             -----------------------------------

                                       Title: CFO
                                              ----------------------------------


                                       Address: 1422 EL Camino Real
                                                Menlo Park, CA 94025



                                       SIPPL MACDONALD VENTURES III, L.P.

                                       By: /s/ Glenn C. Myers
                                           -------------------------------------

                                       Name: Glenn C. Myers
                                             -----------------------------------

                                       Title: CFO
                                              ----------------------------------


                                       Address:


                                       /s/ Peter Baltaxe
                                       -----------------------------------------
                                       PETER BALTAXE

                                       Address:


                                       /s/ Douglas Bertozzi
                                       -----------------------------------------
                                       DOUGLAS BERTOZZI

                                       Address:


                                       /s/ Anthony P. Brenner
                                       -----------------------------------------
                                       ANTHONY P. BRENNER

                                       Address: 1466 Greenwich Street
                                                San Francisco, CA 94109



                   SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                               PURCHASE AGREEMENT

                                       Capital Research & Management
                                       Company, on behalf of SMALL CAP
                                       World Fund, Inc.

                                       By: [Illegible]

                                       Name:

                                       Title:

                                       Address:


                                       /s/ Pat Connolly
                                       -----------------------------------------
                                       Patrick Connolly

                                       Address:



                                       GCC RedEnvelope

                                       By: /s/ R. Ian Chaplin
                                          --------------------------------------
                                       Name: R. Ian Chaplin
                                            ------------------------------------
                                       Title: Partner
                                              ----------------------------------

                                       Address: 716 La Canada Street
                                                La Jolla, CA 92037


                                       /s/ Jamie Cheng
                                       -----------------------------------------
                                       Jamie Cheng

                                       Address: 96 Outlook Circle
                                                Pacifica, CA 94044

                                   DOUGERY VENTURES

                                   By: /s/ John R. Dougery
                                      ------------------------------------------
                                   Name: John R. Dougery
                                        ----------------------------------------
                                   Title: Pres
                                          --------------------------------------
                                   Address:


                                   JOHN R. DOUGERY AND MARILYN R. DOUGERY,
                                   TRUSTEES FOR THE DOUGERY REVOCABLE TRUST

                                   By: /s/ John R. Dougery
                                      ------------------------------------------
                                   Name: John R. Dougery
                                        ----------------------------------------
                                   Title: Trustee
                                          --------------------------------------
                                   Address:


                                   JOHN R. DOUGERY, TRUSTEE FOR THE JOHN R.
                                   DOUGERY JR. TRUST

                                   By: /s/ John R. Dougery
                                      ------------------------------------------
                                   Name: John R. Dougery
                                        ----------------------------------------
                                   Title:
                                          --------------------------------------
                                   Address:



                   SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                               PURCHASE AGREEMENT

                                   JOHN R. DOUGERY, TRUSTEE FOR THE KATHRYN
                                   ANN DOUGERY TRUST

                                   By: /s/ John R. Dougery
                                       -----------------------------------------
                                   Name: John R. Dougery
                                         ---------------------------------------
                                   Title: Trustee
                                          --------------------------------------
                                   Address:


                                   JOHN R. DOUGERY, TRUSTEE FOR THE SHELLEY
                                   DOUGERY TRUST

                                   By: /s/ John R. Dougery
                                       -----------------------------------------
                                   Name: John R. Dougery
                                         ---------------------------------------
                                   Title: Trustee
                                          --------------------------------------
                                   Address:


                                   MARILYN R. DOUGERY, TRUSTEE FOR THE MARILYN
                                   R. DOUGERY SEPARATE PROPERTY TRUST

                                   By: /s/ Marilyn R. Dougery
                                       -----------------------------------------
                                   Name: Marilyn R. Dougery
                                         ---------------------------------------
                                   Title: Trustee
                                          --------------------------------------
                                   Address:


                                   MARILYN R. DOUGERY, TRUSTEE OF THE ROLAPP
                                   TRUST

                                   By: /s/ Marilyn R. Dougery
                                       -----------------------------------------
                                   Name: Marilyn R. Dougery
                                         ---------------------------------------
                                   Title: Trustee
                                          --------------------------------------
                                   Address:


                                   /s/ Craig Foley
                                   ---------------------------------------------
                                   CRAIG FOLEY

                                   Address: FOLEY
                                            7 LOCUST LANE
                                            BRONXVILLE, NY 10708



                   SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                               PURCHASE AGREEMENT

/s/ Seymour F. Kaufman
----------------------------------------
SEYMOUR F. KAUFMAN

Address: Crosslink Capital
         #2 Embarcadero Center
         Ste. 2200
         San Francisco, CA 94111




/s/ Michael P. Lazarus
----------------------------------------
MICHAEL P. LAZARUS

Address:




THE ADAM AND REBECCA MARKMAN TRUST,
ADAM AND REBECCA MARKMAN AT TTEE
U/A/T DATED 5/12/99

By:      /s/ Adam Markman
         -------------------------------

Name:    Adam Markman
         -------------------------------

Title:   Trustee
         -------------------------------

Address:


/s/ David Markman
-------------------------------
DAVID MARKMAN

Address:





MICHAEL L. MEYER LIVING TRUST

By:      /s/ Michael L. Meyer
         -------------------------------

Name:    Michael L. Meyer Living Trust

Title:   Trustee

Address: 1757 Ocean Way
         Laguna Beach, CA 92651



/s/ William D. Michelini
-------------------------------
WILLIAM D. MICHELINI

Address:



                   SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                               PURCHASE AGREEMENT

                                    W. DEXTER PAINE, III AND SUSAN L. PAINE,
                                    TRUSTEES OF PAINE FAMILY TRUST, UDT
                                    DATED 10/13/94, AS AMENDED

                                    By: Paine Family Trust
                                        ---------------------
                                    Name: /s/ [ILLEGIBLE]
                                          -------------------
                                    Title: Trustee
                                           ------------------

                                    Address:


                                    PHILLIPS-SMITH SPECIALTY RETAIL GROUP III,
                                    L.P.

                                    By: Phillips-Smith Management
                                         Company, L.P., its General Partner

                                    By:   /s/ Cece Smith
                                          -------------------------
                                    Name: Cece Smith
                                          -------------------------
                                    Title: Managing General Partner
                                           ------------------------

                                    Address: 5080 Spectrum Drive
                                             Suite 805 West
                                             Addison, TX  75001


                                    /s/ Paul Sagan
                                    ---------------------------
                                    PAUL SAGAN

                                    Address: 5 Sunset Ridge
                                             LEXINGTON, MA  02421

                                    SENIORTRAK, INC.

                                    By: /s/ Lee M. Caudill
                                        ------------------------
                                    Name: LEE M CAUDILL
                                          ----------------------
                                    Title: President
                                           ---------------------
                                    Address: 1080 Chestnut St, #16A
                                             San Francisco, CA  94109


                                    /s/ Jarom Smith
                                    ------------------------
                                    JAROM SMITH

                                    Address:


                                    /s/ Michael Stark
                                    ------------------------
                                    MICHAEL STARK

                                    Address: CROSSLINK CAPITAL
                                             TWO EMBARCADERO CENTER, SUITE 2200
                                             SAN FRANCISCO, CA  94111






                   SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                               PURCHASE AGREEMENT

                                   /s/ Barry S. Sternlicht
                                   ---------------------------------------------
                                   BARRY S. STERNLICHT

                                   Address:


                                   BARRY S. STERNLICHT FAMILY SPRAY TRUST I

                                   By: /s/ Barry S. Sternlicht
                                       -----------------------------------------
                                   Name: Barry S. Sternlicht
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------
                                   Address:



                                   BARRY S. STERNLICHT FAMILY SPRAY TRUST II

                                   By: /s/ Barry S. Sternlicht
                                       -----------------------------------------
                                   Name: Barry S. Sternlicht
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------
                                   Address:



                                   BARRY S. STERNLICHT FAMILY SPRAY TRUST III

                                   By: /s/ Barry S. Sternlicht
                                       -----------------------------------------
                                   Name: Barry S. Sternlicht
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------
                                   Address:



                                   /s/ Warren Struhl
                                   ---------------------------------------------
                                   WARREN STRUHL

                                   Address: 21 Chestnut Court
                                            Englewood, NJ 07631


                                   /s/ Henry L. Wilder
                                   ---------------------------------------------
                                   HENRY L. WILDER

                                   Address:



                   SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                               PURCHASE AGREEMENT

                                        William Oberndorf, Trustee of the Wilder
                                                 Family Fund dated April 5, 1999



                                        By: William Oberndorf
                                           ---------------------------------
                                        Name: William Oberndorf
                                             -------------------------------
                                        Title: Trustee, Wilder Family Fund
                                              ------------------------------
                                        Address: 591 Redwood Hwy. #3215
                                                 Mill Valley, Ca. 94941






















                   SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                               PURCHASE AGREEMENT

                                    EXHIBITS

Exhibit A -    Schedule of Series F Preferred Stock Purchasers

Exhibit B -    Form of Seventh Amended and Restated Certificate of Incorporation

Exhibit C -    Form of Amended and Restated Investors' Rights Agreement

Exhibit D -    Form of Amended and Restated Right of First Refusal and Co-sale
               Agreement

Exhibit E -    Form of Amended and Restated Voting Agreement

Exhibit F -    Form of Legal Opinion of Venture Law Group

Exhibit G -    Definition of "accredited investors"



                                   EXHIBIT A

                SCHEDULE OF SERIES F PREFERRED STOCK PURCHASERS


                                         NO. OF SHARES          AGGREGATE
         NAME OF PURCHASER              TO BE PURCHASED      PURCHASE PRICE
-----------------------------------  --------------------  -------------------

Moussenvelope, L.L.C.                      8,619,609          $5,500,000.11
Weston Presidio Capital III, L.P.          1,194,811            $762,385.00
WPC Entrepreneur Fund, L.P.                   58,950             $37,614.82
Sequoia Capital Entrepreneurs Fund           186,292            $118,869.20
Sequoia Capital Franchise Fund             1,029,325            $656,791.70
Sequoia Capital Franchise Partners           140,362             $89,562.18
Sequoia Capital IX                         1,210,251            $772,236.96
Sequoia Capital IX Principals Fund           223,389            $142,540.05
Atrium Venture Partners, L.P.                783,600            $499,999.49
Camelot Ventures LLC                         250,000            $159,520.00
Sippl Macdonald Ventures II, L.P.            156,720             $99,999.90
Sippl Macdonald Ventures III, L.P.           470,160            $299,999.69
Peter Baltaxe                                 31,344             $19,999.98
Douglas Bertozzi                               2,000              $1,276.16
Anthony P. Brenner                            20,000             $12,761.60
Clipperbay & Co., Nominee for              1,018,681            $649,999.97
  SMALLCAP World Fund, Inc.
Patrick Connolly                              52,173             $33,290.55
GCC RedEnvelope                            3,134,403          $1,999,999.87
Jamie Cheng                                  119,555             $76,285.65
Dougery Ventures                              82,803             $52,834.94


                                              NO. OF SHARES        AGGREGATE
NAME OF PURCHASER                            TO BE PURCHASED     PURCHASE PRICE
-----------------                            ---------------     --------------
John R. Dougery and Marilyn R. Dougery,            163,877             $104,566.64
Trustees for the Dougery Revocable Trust

John R. Dougery, Trustee for the John R.            22,604             $ 14,423.16
Dougery Jr. Trust

John R. Dougery, Trustee for the Kathryn            22,604             $ 14,423.16
Ann Dougery Trust

John R. Dougery, Trustee for the Shelley            22,604             $ 14,423.16
Dougery Trust

Marilyn R. Dougery, Trustee for the                 11,302             $  7,211.58
Marilyn R. Dougery Separate Property
Trust

Marilyn R. Dougery, Trustee of the                  11,302             $  7,211.58
Rolapp Trust

Craig Foley                                         19,736             $ 12,593.15

Seymour F. Kaufman                                   7,108             $  4,535.47

Michael P. Lazarus                                   9,403             $  5,999.87

The Adam and Rebecca Markman Trust,                 39,180             $ 24,999.97
Adam and Rebecca Markman at TTEE
U/A/T dated 5/12/99

David Markman                                       58,770             $ 37,499.96

Michael L. Meyer Living Trust                      313,441             $200,000.43

William D. Michelini                                78,361             $ 50,000.59

W. Dexter Paine, III and Susan L. Paine,            56,747             $ 36,209.13
Trustees of Paine Family Trust, UDT
dated 10/13/94, as amended

Phillips-Smith Specialty Retail Group III,         274,260             $174,999.82
L.P.

Paul Sagan                                          39,180             $ 24,999.97

SeniorTrak, Inc.                                    49,195             $ 31,390.35

Jarom Smith                                          8,000             $  5,104.64

Michael Stark                                        8,078             $  5,154.41

Barry S. Sternlicht                                 33,754             $ 21,537.75

Barry S. Sternlicht Family Spray Trust I             3,553             $  2,267.10

Barry S. Sternlicht Family Spray Trust II            3,553             $  2,267.10

Barry S. Sternlicht Family Spray Trust III           3,553             $  2,267.10

Warren Struhl                                       24,254             $ 15,475.99

Henry L. Wilder                                  1,200,000             $765,696.00

William Oberndorf, Trustee of the Wilder           100,000             $ 63,808.00
Family Fund dated April 5, 1999

TOTALS                                          21,368,847          $13,635,033.89
